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                                EXHIBIT 23 (j)(i)

                               CONSENT OF COUNSEL
                               ------------------


         We hereby consent to the use of our name and to the references to our firm under the caption "counsel" included in and made part of Part B of Post-Effective Amendment No. 26 to the Registration Statement (No. 2-66073) on Form N-1A under Securities act of 1933, as amended, of NRM Investment Company.

                               HENDERSON, WETHERILL, O'HEY & HORSEY

                               By: s/ Edward Fackenthal
                                  ---------------------
                                  Edward Fackenthal




Dated: 10/30/03